Exhibit 10.1.8
JOINDER PURCHASE AGREEMENT
JOINDER PURCHASE AGREEMENT, dated as of October 16, 2008 (this “Agreement”), by SunTrust Bank (“New Loan Lender”) and acknowledged by McJunkin Red Man Corporation (f/k/a McJunkin Corporation), a West Virginia corporation (the “Borrower”) and The CIT Group/Business Credit, Inc. (“CIT”), as Administrative Agent.
RECITALS:
          WHEREAS, reference is hereby made to the Revolving Loan Credit Agreement, dated as of October 31, 2007 (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among the Borrower, the Lenders party thereto, CIT, as Administrative Agent, and CIT and Bank of America, N.A., collectively, as Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement);
          WHEREAS, reference is hereby made to that certain Joinder Agreement dated as of even date herewith, among the Borrower, New Loan Lender and Administrative Agent (the “Joinder Agreement”); and
          WHEREAS, pursuant to the Joinder Agreement, New Loan Lender has agreed to provide a New Revolving Credit Commitment in the amount and on the terms and conditions set forth in the Joinder Agreement.
          NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Pursuant to Section 2.14(b) of the Credit Agreement, each of the Lenders agreed to assign to New Loan Lender a portion of its interests in the outstanding Revolving Credit Loans such that after giving effect to the Joinder Agreement, such Revolving Credit Loans will be held by such Lenders and the New Loan Lender ratably in accordance with their respective Revolving Credit Commitments. New Loan Lender hereby agrees to transfer to Administrative Agent a total aggregate amount of $32,343,038.40 to purchase such portions of the outstanding Revolving Credit Loans, and the Administrative Agent agrees to distribute the proceeds of such payment to the existing Lenders in amounts necessary to cause the Revolving Credit Loans to be held by each existing Lender and the New Loan Lender ratably in accordance with their respective Revolving Credit Commitments as reflected in the Register at the close of business on the date hereof.
          SECTION 2. Administrative Agent shall deliver notice to each of the existing Lenders of the transfers and distributions described in Section 1 (which notice shall be deemed delivered by the acceptance of such Lenders of the proceeds of the distribution made to such Lenders pursuant to Section 1 hereof). Upon the delivery of such notice, each of the existing Lenders shall have been deemed to have assigned to New Loan Lender the applicable portion of the Revolving Credit Loans held by such existing Lender without further action by any Person.
          SECTION 3. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE

CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.
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          IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Purchase Agreement as of the date first above written.

SUNTRUST BANK
By:	/s/ Kevin Harrison
	Name:	Kevin Harrison
	Title:	Managing Director

MCJUNKIN RED MAN CORPORATION
Joinder Purchase Agreement

Acknowledged and Agreed
as of the date first above written:

THE CIT GROUP/BUSINESS CREDIT, INC., as Administrative Agent
By:	/s/ Howard Trebach
	Name:	Howard Trebach
	Title:	Vice President

MCJUNKIN RED MAN CORPORATION
Joinder Purchase Agreement

Acknowledged and Agreed
as of the date first above written:

MCJUNKIN RED MAN CORPORATION (f/k/a Mcjunkin Corporation)
By:	/s/ J.F. Underhill
	Name:	J.F. Underhill
	Title:	EVP & CFO

MCJUNKIN RED MAN CORPORATION
Joinder Purchase Agreement